Exhibit 99.1

BG MEDICINE, INC. ANNOUNCES PROPOSED PUBLIC OFFERING OF COMMON STOCK

WALTHAM, Mass., April 2, 2014 (GLOBE NEWSWIRE) — BG Medicine, Inc. (Nasdaq:BGMD), the developer of the BGM Galectin-3® Test, today announced that it intends to offer and sell shares of its common stock in an underwritten public offering. BG Medicine also expects to grant the underwriters a 30-day option to purchase additional shares of common stock to cover over-allotments, if any. Lazard Capital Markets LLC is acting as sole book-running manager for the offering. While the offering is expected to price before 9:30 am EST on April 3, 2014, the offering is subject to market conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

A registration statement on Form S-3 relating to the common stock offered in this offering was filed with, and declared effective by, the Securities and Exchange Commission (the “SEC”). A preliminary prospectus supplement, as well as a final prospectus supplement, relating to and describing the terms of the offering will be filed with the SEC, each of which will form a part of the effective registration statement. When available, copies of the preliminary and final prospectus supplements relating to these securities may be obtained by visiting the SEC’s website at www.sec.gov or from Lazard Capital Markets LLC, 30 Rockefeller Plaza, 60th Floor, New York, NY 10020 or via telephone at (212) 632-6717.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

About BG Medicine, Inc.

BG Medicine, Inc. (Nasdaq:BGMD), the developer of the BGM Galectin-3® Test, is focused on the development and delivery of diagnostic solutions to aid in the clinical management of heart failure and related disorders. For additional information about BG Medicine, heart failure and galectin-3 testing, please visit www.bg-medicine.com.

The BG Medicine Inc. logo is available at

http://www.globenewswire.com/newsroom/prs/?pkgid=10352

Forward-Looking Statements

Certain statements made in this news release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended, that are intended to be covered by the “safe harbor” created by those sections. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “will,” “should,” “could,” “seek,” “intend,” “plan,” “estimate,” “anticipate” or other comparable terms. Forward-looking statements in this news release include, but are not limited to, those regarding BG Medicine’s expectations regarding its fundraising efforts, including its intention to offer and sell shares of its common stock in an underwritten public offering, its expectation that it will grant the underwriters an option to purchase additional shares, and its expectations regarding the timing of the pricing, the price and the other terms of the offering. Forward-looking statements are based on management’s current expectations and involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements, as a result of various factors including those risks and uncertainties described in the Risk Factors and in Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of our recent filings with the Securities and Exchange Commission, including a preliminary prospectus supplement filed on April 2, 2014 and our most recent Annual Report on Form 10-K filed on March 27, 2014. We urge you to consider those risks and uncertainties in evaluating our forward-looking statements. We caution readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, we disclaim any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Contact Information

Stephen P. Hall

EVP & Chief Financial Officer

Tel. (781) 434-0210